Accounts and notes receivable, net (Tables)	12 Months Ended
Dec. 31, 2022
Receivables [Abstract]
Schedule of accounts and notes receivable, net
Accounts and notes receivable, net consist of the following at year end:

	2022	2021
Receivables from franchisees	$33,323	$27,778
Debit and credit card receivables	53,062	38,839
Delivery Sales Receivables	29,177	7,871
Meal voucher receivables	8,609	5,641
Notes receivable	562	2,593
Allowance for doubtful accounts	(460)	(542)
	$124,273	$82,180